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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 24, 2002
                        (Date of earliest event reported)


                            eResearchTechnology, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                                     0-29100                             22-3264604
---------------------------------                       -------------                     -------------------
(State or other jurisdiction                            (Commission                       (I.R.S. Employer
    of incorporation)                                   File Number)                      Identification No.)


               30 South 17th Street, Philadelphia, PA                                     19103
            -----------------------------------------------------                  ------------------
               (Address of principal executive offices)                                  (Zip Code)


                                  215-972-0420
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5. OTHER EVENTS

5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for eResearchTechnology, Inc. for the quarter and six months ended June 30, 2002 and forward-looking statements relating to 2002 as presented in a press release of July 24, 2002.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)  Exhibits
99.1     Second Quarter 2002 Earnings Press Release dated July 24, 2002.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   eResearchTechnology, Inc.
                                                   (Registrant)


Date: July 24, 2002                                By: /s/ Bruce Johnson
                                                   ---------------------------
                                                   Bruce Johnson
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)